Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
SAVIENT PHARMACEUTICALS, INC.,	:	Case No. 13-12680 (MFW)
et al.,	:
	:	Jointly Administered
Debtors.[1]	:
:
x

NOTICE OF FILING OF DEBTORS’ MONTHLY OPERATING REPORT

FOR THE PERIOD OF OCTOBER 15, 2013 THROUGH OCTOBER 31, 2013

PLEASE TAKE NOTICE that the debtors and debtors in possession in the above-captioned jointly administered bankruptcy cases (collectively, the “Debtors”) filed today the Debtors’ Monthly Operating Report for the Period of October 15, 2013 through October 31, 2013, a copy of which is attached hereto as Exhibit A (the “Monthly Operating Report”).

Dated:	Wilmington, Delaware
December 5, 2013

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

/s/ Dain A. De Souza
Anthony W. Clark (I.D. No. 2051)
Dain A. De Souza (I.D. No. 5737)
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
Telephone: (302) 651-3000
Fax: (302) 651-3001

- and -

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Savient Pharmaceuticals, Inc. (3811), Savient Pharma Holdings, Inc. (0701). The address of the Debtors’ corporate headquarters is 400 Crossing Boulevard, 3rd Floor, Bridgewater, New Jersey 08807.

Docket No. 206

Date Filed: 12/5/13

Kenneth S. Ziman David M. Turetsky Four Times Square New York, New York 10036-6522 Telephone: (212) 735-3000 Fax: (212) 735-2000

Counsel for Debtors and Debtors in Possession

2

EXHIBIT A

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: October 15, 2013 - October 31, 2013

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached**	Affidavit/Supplement Attached**
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliation	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No	Yes
Cash disbursements journals		No	Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		No	Yes
Copies of tax returns filed during reporting period		No	Yes
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

** Explanations are attached as a part of the General Notes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date
12/4/2013
Signature of Authorized Individual*	Date

John Hamill Printed Name of Authorized Individual	Co-President and Chief Financial Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR_Cover

In re: Savient Pharmaceuticals, Inc. et al.	Case No. 13-12680 (MFW)
Reporting Period: 10/15/13 - 10/31/2013

NOTES TO THE MONTHLY OPERATING REPORT

General Notes

Debtors- Debtor Savient Pharmaceuticals, Inc. is referred to herein as “Savient” or “SPI,” and Debtor Savient Pharma Holdings, Inc. is referred to herein as “SPHI.”

Reporting Period- On October 14, 2013 (the “Petition Date”), the Debtors filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”). The Debtors are operating their business and managing their properties as debtors-in-possession pursuant to Bankruptcy Code sections 1107(a) and 1108. On October 16, 2014, the Bankruptcy Court entered an order (Docket No. 34) providing for the joint administration of these cases pursuant to Bankruptcy Rule 1015(b). The Debtors filed for chapter 11 protection after the close of regular business on the Petition Date. Because substantially all changes to the Debtors’ assets and liabilities occur during the business day, the Debtors have assumed for purposes of the Monthly Operating Report that all business transactions involving the Debtors occurring on the Petition Date occurred before the chapter 11 filings. The asset information provided herein, except as otherwise noted, represents the asset data of the Debtors as of the Petition Date, and the liability information provided herein, except as otherwise noted, represents the liability data of the Debtors as of the close of business on the Petition Date.

Debtor-in-Possession Financial Statements- The Debtors’ financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification, (“ASC”) 852-10, Reorganizations, which incorporated the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code,” (SOP 90-7), is applicable to companies in chapter 11 and generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of business.

The Debtors’ financial statements contained herein have been prepared in accordance with the guidance in ASC 852-10. The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would be typically made in accordance with U.S GAAP.

The results of operations contained herein are not necessarily indicative of results that are expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of the Debtors in the future.

Intercompany Transactions- Receivables and payables between the Debtors and / or Non-Debtors have not been eliminated.

In re: Savient Pharmaceuticals, Inc. et al.	Case No. 13-12680 (MFW) Reporting Period: 10/15/13 - 10/31/2013

Liabilities Subject to Compromise- As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization or liquidation. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization or liquidation. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Revenues, expenses, realized gains and losses and provisions for losses that can be directly associated with the reorganization and restructuring of the business must be reported separately as reorganization items in the Debtors statements of operations. The Debtors balance sheets, in addition, must distinguish pre-petition liabilities subject to compromise from both those pre-petition liabilities that are not subject to compromise and from post-petition liabilities. Liabilities that may be affected by a plan of reorganization or liquidation must be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. In addition, cash provided by reorganization items must be disclosed separately in the Debtors statements of cash flows. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation and other events.

While in bankruptcy, the Debtors expect their financial results to continue to be volatile as asset impairments, asset dispositions, contract terminations and rejections and claims assessments may significantly impact the Debtors financial statements. As a result, the Debtors historical financial performance is likely not indicative of its financial performance after the date of the Chapter 11 Filings.

Notes to MOR-1a

Copies of Bank Statements and Cash Disbursements Journals- The copies of the Debtors’ bank statements and cash disbursement journals are voluminous and not included herein, however, copies will be provided upon request.

Notes to MOR-4

Copies of IRS Form 6123 or Payment Receipt and Copies of Tax Returns Filed During Reporting Period- During the reporting period, the Debtors filed state income tax returns in California, Wisconsin, Arizona, Indiana, Kentucky, Maryland, Missouri, Pennsylvania, Illinois and New Jersey. These state tax returns are voluminous and not included herein, however, copies will be provided upon request.

Savient MOR-4- The postpetition accounts payable reported for Debtor Savient Pharmaceuticals, Inc. represent open and outstanding trade vendor invoices that have been entered into the Debtor’s accounts payable system and does not include accruals for invoices not yet received or approved. The 0-30 days past due amount of $4,126 was paid by the Debtor in November 2013, and the Debtor intends to pay the 31-60 days past due amount of $5,000 in December 2013 (which had not been paid as the Debtor was seeking additional information in connection to this invoice prior to payment).

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: October 15, 2013 - October 31, 2013

SAVIENT SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

		BANK ACCOUNTS				CURRENT MONTH
				Wells
				Fargo	Petty
	PNC	Fidelity	Wells Fargo	Checking	Cash	Total
CASH BEGINNING OF MONTH	$4,207,573	$383,689	$6,208,558	$-	$1,000	$10,800,820

RECEIPTS
CASH SALES	-	-	-	-	-	-
ACCOUNTS RECEIVABLE	1,502,238		-	-	-	1,502,238
TRANSFER FROM OPERATING ACCOUNT	-	-	-	13,053	-	13,053
SALE OF ASSETS	-	-	-	-	-	-
DIVIDENDS ON MONEY MARKET ACCOUNT	-	3	-	-	-	3
TRANSFER FROM SUB (SPHI)	13,700,356	-	-	-	-	13,700,356
TRANSFERS (FROM DIP ACCTS)						-
WATSON-SALES (oxandrolone royalty)	69,540	-	-	-	-	69,540
				-	-	-
TOTAL RECEIPTS	$15,272,134	$3	$-	$13,053	$-	$15,285,190

DISBURSEMENTS
NET PAYROLL	341,666	-	-	-	-	341,666
PAYROLL TAXES	137,421		-	-	-	137,421
EMPLOYEE BENEFITS (401K)	47,209	-	-	-	-	47,209
RENT	123,075	-	-	-	-	123,075
PAYMENTS TO NOTE HOLDERS	8,000,000	-	-	-	-	8,000,000
AMERIFLEX (flex spending)	9,008	-	-	-	-	9,008
CONCUR (employee expenses)	16,698	-	-	-	-	16,698
AMERICAN EXPRESS (employee expenses)	25,319	-	-	-	-	25,319
VENDOR PAYMENTS	48,500	-	-	-	-	48,500
TRANSFER TO WELLS FARGO UTILITY ACCOUNT	13,053	-	-	-	-	-
BANK FEES	628	-	-	-	-	628
TOTAL DISBURSEMENTS	$8,762,577	$-	$-	$-	$-	$8,762,577

NET CASH FLOW	$6,509,557	$3	$-	$13,053	$-	$6,522,613
(RECEIPTS LESS DISBURSEMENTS)	-	-	-			-

CASH - END OF MONTH	$10,717,130	$383,692	$6,208,558	$13,053	$1,000	$17,323,433

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS	$8,762,577
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	-

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$8,762,577

Savient_MOR_1	FORM MOR-1
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: October 15, 2013 - October 31, 2013

SPHI SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				CURRENT MONTH
	PNC	Fidelity	Wells Fargo	OTHER	ACTUAL
CASH BEGINNING OF MONTH	$3,241,604	$13,700,283	$-		$16,941,887

RECEIPTS
DIVIDENDS ON MONEY MARKET ACCOUNT	-	73	-	-	73
	-	-	-	-	-
TOTAL RECEIPTS	$-	$73	$-	$-	$73

DISBURSEMENTS
NET PAYROLL	-	-	-	-	-
PAYROLL TAXES	-	-	-	-	-
ADMINISTRATIVE	-	-	-		-
BANK FEES	20	-	-	-	20
TRANSFER TO SUB	-	13,700,356	-	-
TOTAL DISBURSEMENTS	$20	$13,700,356	$-	$-	$13,700,376

NET CASH FLOW	$(20)	$(13,700,283)	$-	$-	$(13,700,303)
(RECEIPTS LESS DISBURSEMENTS)					-

CASH - END OF MONTH	$3,241,584	$0	$-	$-	$3,241,584

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS	$13,700,376
LESS: INTERCOMPANY TRANSFERS	$13,700,356
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES***	$20

*** The sole disbursements other than intercompany transfers for the Reporting Period were for bank fees

SPHI_MOR_1	FORM MOR-1
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: October 15, 2013 - October 31, 2013

SAVIENT BANK RECONCILIATIONS

	PNC		Fidelity		Wells Fargo		Wells Fargo Checking			Petty Cash
	#		#		#		#		#
BALANCE PER BOOKS		$10,717,130		$383,692		$6,208,558		$13,053		$1,000

BANK BALANCE		$10,848,504		$383,692		$6,208,558		$13,053		$-
(+) DEPOSITS IN TRANSIT		-		-		-		-		-
(-) OUTSTANDING CHECKS		(131,374)		-		-		-		-
OTHER		-		-		-		-		-
ADJUSTED BANK BALANCE		$10,717,130		$383,692		$6,208,558		$13,053		$-

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
NONE

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

Total Outstanding Checks		$131,374

Savient MOR_1a	FORM MOR-1a
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: October 15, 2013 - October 31, 2013

SPHI BANK RECONCILIATIONS

	PNC				Fidelity
	#		#		#		#
BALANCE PER BOOKS		$3,241,604		$13,700,283

BANK BALANCE		$3,241,604		$13,700,283		$-		$-
(+) DEPOSITS IN TRANSIT		-		-		-		-
(-) OUTSTANDING CHECKS		-		-		-		-
OTHER		-		-		-		-
ADJUSTED BANK BALANCE		$3,241,604		$13,700,283		$-		$-

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
NONE

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount
NONE

SPHI MOR_1a	FORM MOR-1a
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: October 15, 2013 - October 31, 2013

                                                 SAVIENT SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
No professional fee payments were made during the Reporting Period 10/15/13 through 10/31/13

SAVIENT MOR_1b	FORM MOR-1b
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: October 15, 2013 - October 31, 2013

                                                       SPHI SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
No professional fee payments were made during the Reporting Period 10/15/13 through 10/31/13

SPHI MOR_1b	FORM MOR-1b
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: October 15, 2013 - October 31, 2013

SAVIENT STATEMENT OF OPERATIONS (Income Statement)

REVENUES	Month
Gross Revenues	$2,371,888
Less: Gross-to-Net Adjustments	804,467
Net Revenue	$1,567,421
Cost of Goods Sold	$262,782
GROSS PROFIT	$1,304,639

OPERATING EXPENSES
Total Research and Development Related Expenses	$278,788

Total Selling and Marketing Related Expenses	$156,634

Total General and Administrative Related Expenses:	$1,308,725

Total Operating Expenses Before Depreciation	$1,744,147
Depreciation and amortization	15,209
Net Loss Before Other Income & Expenses	$(454,717)

OTHER INCOME AND (EXPENSES)
Dividend income	$3
Interest Expense on capital leases	(553)
Bank charges	(628)
Net Profit (Loss) Before Reorganization Items	$(455,895)
REORGANIZATION ITEMS
Total Reorganization Expenses	$9,335,596
Income Taxes	-
Net Profit (Loss)	$(9,791,491)

SAVIENT_MOR_2	FORM MOR-2
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: October 15, 2013 - October 31, 2013

SPHI STATEMENT OF OPERATIONS

(Income Statement)

REVENUES	Month
NOT APPLICABLE	$-

COST OF GOODS SOLD
NOT APPLICABLE	$-

OPERATING EXPENSES (NONE NOTED FOR THE CURRENT PERIOD)

General and Administrative Related Expenses:
Total General and Administrative Related Expenses:	$-
Total Operating Expenses Before Depreciation	$-
Depreciation and amortization	-
Net Loss Before Other Income & Expenses	$-

OTHER INCOME AND (EXPENSES)
Dividend income	$73
Interest Expense on capital leases	-
Bank charges	(20)
Net Profit (Loss) Before Reorganization Items	$53
REORGANIZATION ITEMS
Impairment of intercompany note receivable from Parent (Savient)	$13,700,356
-
Total Reorganization Expenses	$13,700,356
Income Taxes	-
Net Profit (Loss)	$(13,700,303)

SPHI_MOR 2	FORM MOR-2
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: October 15, 2013 - October 31, 2013

SAVIENT BALANCE SHEET

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS

Total cash and cash equivalents	$14,284,317	$7,761,704

Total short-term investments	$3,039,116	$3,039,116
		-
Accounts receivable (Net)	$7,079,399	$7,088,730

Inventories (Net)	$1,162,188	$1,208,192

Total prepaid expenses and other current assets	$5,490,204	$5,559,037

TOTAL CURRENT ASSETS	$31,055,224	$24,656,779

TOTAL PROPERTY & EQUIPMENT	$1,667,650	$1,686,287

TOTAL OTHER ASSETS	$147,259,698	$147,259,698

TOTAL ASSETS	$179,982,572	$173,602,764

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$218,153	$12,972
Total accrued expenses	$1,813,115	$13,093

Total other liabilities not subject to compromise	$3,216,231	$3,081,771

TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION LIABILITIES)	$5,247,499	$3,107,836
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Accounts payable	$1,391,857	$1,402,335
Accrued expenses
Other accrued postpetition liabilities	$1,752,636	$1,818,953
Total accrued expenses	$1,752,636	$1,818,953

Total other liabilities subject to compromise	$284,778,761	$270,863,288

TOTAL LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)	$287,923,254	$274,084,576

TOTAL LIABILITIES	$293,170,753	$277,192,412
OWNER EQUITY
Common Stock	$736,949	$736,949
Additional Paid-In Capital	400,932,054	400,739,096
Retained Earnings - Pre-Petition	(505,065,693)	(505,065,693)
Retained Earnings - Postpetition	(9,791,491)	-
NET OWNER EQUITY	$(113,188,181)	$(103,589,648)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$179,982,572	$173,602,764

SAVIENT_MOR_3	FORM MOR-3
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: October 15, 2013 - October 31, 2013

SPHI BALANCE SHEET

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS

Total cash and cash equivalents	$3,241,584	$16,941,887

TOTAL CURRENT ASSETS	$3,241,584	$16,941,887

TOTAL ASSETS	$3,241,584	$16,941,887

OWNER EQUITY
Common Stock	$1	$1
Additional Paid-In Capital	147,259,563	147,259,563
Retained Earnings - Pre-Petition	(130,317,677)	(130,317,677)
Retained Earnings - Postpetition	(13,700,303)	-
NET OWNER EQUITY	$3,241,584	$16,941,887

TOTAL LIABILITIES AND OWNERS’ EQUITY	$3,241,584	$16,941,887

SPHI_MOR_3	FORM MOR-3
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: October 15, 2013 - October 31, 2013

SAVIENT STATUS OF POSTPETITION TAXES

All postpetition taxes were current as of October 31, 2013 and paid in the ordinary course by the Debtor.

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$162,341	$4,126	$5,000	$-	$-	$171,467
Employee Expenses Payable (Concur)	46,686					46,686
Wages Payable	-					-
Taxes Payable	-					-
Rent/Leases-Building	-					-
Rent/Leases-Equipment	-					-
Secured Debt/Adequate Protection Payments	-					-
Professional Fees						-
Amounts Due to Insiders*						-
Other:						-
Other:						-
Total Postpetition Debts	$209,027	$4,126	$5,000	$-	$-	$218,153

SAVIENT_MOR_4	FORM MOR-4
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: October 15, 2013 - October 31, 2013

SPHI STATUS OF POSTPETITION TAXES

All postpetition taxes were current as of October 31, 2013 and paid in the ordinary course by the Debtor.

SUMMARY OF UNPAID POSTPETITION DEBTS

The Debtor is current on all postpetition debts.

SPHI_MOR_4	FORM MOR-4
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: October 15, 2013 - October 31, 2013

SAVIENT ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period		$7,045,577
+ Amounts billed during the period		2,177,755
- Amounts collected during the period		(1,455,908)
- Discounts and Chargeback’s		(600,708)
- Return Credits		(20,378)
- Prompt Pay Discounts		(30,055)
Total Accounts Receivable at the end of the reporting period		$7,116,283
- Provision for discounts		(59,679)
+ Accounts receivable other		22,795
Total Accounts Receivable, Net at the end of the reporting period		$7,079,399
Accounts Receivable Aging		Amount
0 - 30 days old		$5,672,068
31 - 60 days old		-
61 - 90 days old		21,440
91+ days old		1,422,775
Total Accounts Receivable at the end of the reporting period		$7,116,283
- Provision for discounts		(59,679)
+ Accounts receivable other		22,795
Total Accounts Receivable, Net at the end of the reporting period		$7,079,399

DEBTOR QUESTIONNAIRE
Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

SAVIENT_MOR_5	FORM MOR-5
(04/07)

In re: Savient Pharmaceuticals, Inc., et al	Case No. 13-12680 (MFW)
Reporting Period: October 15, 2013 - October 31, 2013

SPHI ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
NOT APPLICABLE		$-

Accounts Receivable Aging		Amount
NOT APPLICABLE		$-

DEBTOR QUESTIONNAIRE
Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

SPHI_MOR_5	FORM MOR-5
(04/07)